SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14 (A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.__)

Filed by the Registrant                         [X]
Filed by a Party other than the Registrant      [ ]

Check the appropriate box:

[X]   Preliminary Proxy Statement             [  ]  Confidential, for Use of
                                                    the Commission Only
                                                    (as permitted by
                                                    Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive additional materials
[ ]   Soliciting material pursuant to Rule 14a-12

                         TIFF INVESTMENT PROGRAM, INC.
     (Name of Registrant as Specified in Its Charter/Declaration of Trust)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[ ]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)  Title of each class of securities to which transaction applies:
(2)  Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4)  Proposed maximum aggregate value of transaction:
(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:
(2)  Form, Schedule or Registration Statement No.:
(3)  Filing Party:
(4)  Date Filed:

                         TIFF INVESTMENT PROGRAM, INC.
                                 2405 IVY ROAD
                        CHARLOTTESVILLE, VIRGINIA 22903


July 30, 2001

Dear Member:

       A meeting of members of the Funds of TIFF Investment Program, Inc. ("TIP") will be held at the offices of Foundation Advisers, Inc., 2405 Ivy Road, Charlottesville, Virginia on August 23, 2001, at 10 a.m., Eastern time.

       You will be asked to vote on several proposals, including the election of Directors, changing the classification of the Multi-Asset Fund from "diversified" to "non-diversified" and the revision or elimination of certain fundamental investment objectives, policies and restrictions of the Funds. Each of the Funds has adopted certain investment objectives and restrictions that are "fundamental," meaning that they cannot be changed without member approval. Some of these fundamental restrictions were adopted to reflect certain regulatory or industry conditions that may no longer be applicable. Changes in the law now permit investment companies like TIP to eliminate or revise these policies.

       The Board of Directors, together with TIP's officers and management, have reviewed TIP's current fundamental polices and have concluded that certain policies should be eliminated or revised based on the development of new practices and changes in the law. The revised policies preserve important investor protections while providing flexibility to respond to changing markets, new investment opportunities and future changes in applicable law. The Funds will continue to be managed in accordance with the investment policies described in TIP's prospectus and we do not anticipate that the revisions will change the level of investment risk associated with an investment in any Fund. Importantly, these revisions will not trigger changes in the way the Funds are managed . The purpose of the revisions is to update the prospectus to reflect current regulatory and industry guidelines, streamlining or clarifying the language as necessary.

       We have enclosed a copy of the Notice of Special Meeting of Members, Proxy Statement dated July 30, 2001, and a proxy. This proxy should be used to register your vote on the proposals to be acted upon at the meeting.

       YOUR VOTE ON THESE MATTERS IS IMPORTANT. PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, FAX IT TO TIP AT 804-817-8231, OR VOTE VIA TIFF'S WEBSITE AT WWW.TIFF.ORG.


Sincerely,

/s/ David A. Salem
------------------
David A. Salem
President

                         TIFF INVESTMENT PROGRAM, INC.
                                 2405 IVY ROAD
                        CHARLOTTESVILLE, VIRGINIA 22903

                      NOTICE OF SPECIAL MEETING OF MEMBERS
                         TO BE HELD ON AUGUST 23, 2001


       Notice is hereby given that a Special Meeting of the members (the "Meeting") of the following funds of TIFF Investment Program, Inc. ("TIP") will be held on August 23, 2001, at 10 a.m., Eastern time at the offices of Foundation Advisers, Inc., 2405 Ivy Road, Charlottesville, Virginia 22903: TIFF Multi-Asset Fund, TIFF International Equity Fund, TIFF Emerging Markets Fund, TIFF US Equity Fund, TIFF Bond Fund and TIFF Short-Term Fund. The purpose of the Meeting is to consider and act upon the following proposals, all of which are more fully described in the accompanying proxy statement dated July 30, 2001:

1.     To elect Directors of TIP;

2. To change the classification of the Multi-Asset Fund from "diversified" to "non-diversified";

3A-I.  To  reclassify,   revise  or  eliminate  certain  fundamental  investment
       objectives, policies, and restrictions of TIP's funds;

4. To transact such other business as may properly come before the Meeting and any adjournments thereof.

       Please read the enclosed proxy statement carefully for information concerning the proposals to be placed before the Meeting.

       Members of record at the close of business on July 23, 2001, are entitled to notice of and to vote at the Meeting. PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY FORM AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. Any member attending the Meeting may vote in person even though a proxy has already been returned.

                                By Order of the Board of Directors,
                                Cynthia Surprise
                                Secretary

July 30, 2001

                         TIFF INVESTMENT PROGRAM, INC.
                                 2405 IVY ROAD
                        CHARLOTTESVILLE, VIRGINIA 22903

                                PROXY STATEMENT
            SPECIAL MEETING OF MEMBERS TO BE HELD ON AUGUST 23, 2001

This Proxy Statement provides you with information you should review before voting on the matters listed in the Notice of Special Meeting (each a "Proposal") on the previous page for TIFF Multi-Asset Fund, TIFF International Equity Fund, TIFF Emerging Markets Fund, TIFF US Equity Fund, TIFF Bond Fund, and TIFF Short-Term Fund (the "Funds"), each a series of TIFF Investment Program, Inc. ("TIP"). TIP's Board of Directors is soliciting your vote for a Special Meeting of members of the Funds (the "Meeting") to be held at Foundation Advisers, Inc. (the "Adviser"), 2405 Ivy Road, Charlottesville, Virginia on August 23, 2001, at 10 a.m., Eastern time, and, if the Meeting is adjourned, at any adjournment of that Meeting.


SOLICITATION OF PROXIES

TIP's Board of Directors is soliciting votes from members of the Funds. The solicitation of votes is made by the mailing of this Proxy Statement and the accompanying proxy form on or about August 1, 2001.

The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any adjournments or postponements thereof. Additional matters would only include matters that were not anticipated as of the date of this Proxy Statement.

MEMBER REPORTS

Copies of TIP's most recent annual and semi-annual reports are available without charge by mailing your request in the enclosed, self-addressed envelope.

           THE PROPOSALS AFFECTING A PARTICULAR FUND ARE AS FOLLOWS:

        NAME OF FUND                                    PROPOSAL NUMBERS

       Multi-Asset Fund                                     1, 2, 3A-3I
  International Equity Fund                                  1, 3A-3I
   Emerging Markets Fund                                     1, 3A-3I
     US Equity Fund                                          1, 3A-3I
      Bond Fund                                              1, 3A-3H
     Short-Term Fund                                         1, 3A-3H

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS
                                  (ALL FUNDS)

At the Meeting, five Directors will be elected, each to serve until he or she resigns, dies, or is removed and until his or her successor is duly elected and qualified. The nominees are David A. Salem, Sheryl L. Johns, Fred B. Renwick, Harry Hoffman, and William McLean who, if elected, will each serve for an indefinite term. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the nominees.

Each of the nominees has consented to serve as a Director of TIP. David A. Salem, Sheryl L. Johns and Fred B. Renwick are currently Directors of TIP. Messrs. Salem and Renwick have served as directors of TIP since February 1994 and Ms. Johns has served as a director of TIP since April 1996. Harry Hoffman and William McLean have not previously served as Directors of TIP and are not related to one another. The Board of Directors knows of no reason why any of the nominees would be unable to serve as Directors of TIP, but in the event of such unavailability the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

Information concerning the nominees is set forth below:

NOMINEES, AGE, ADDRESS                          PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
                                                AND OTHER DIRECTORSHIPS/TRUSTEESHIPS
--------------------------------------------------------------------------------------------------------------------------------

David A. Salem (45)#                            President and chief executive officer of The Investment Fund for Foundations
The Investment Fund for Foundations             and Foundation Advisers, Inc., 1991-present; trustee of Core Knowledge Foundation
2405 Ivy Road
Charlottesville, Virginia 22903

---------------------------------------------------------------------------------------------------------------------------------
Sheryl L. Johns (45)                            Vice president, treasurer, and chief financial officer of Houston Endowment Inc.,
Houston Endowment Inc.                          1991-present
600 Travis, Suite 6400
Houston, Texas 77002
----------------------------------------------------------------------------------------------------------------------------------

Fred B. Renwick (71)                            Professor of finance at the Leonard M. Stern School of Business, New York
Stern School of Business                        University, 1965-present; trustee of Wartburg Foundation, Morehouse College,
New York University                             and the American Bible Society
44 West 4th Street, Suite 9-190
New York, New York 10012

-----------------------------------------------------------------------------------------------------------------------------------

Harry Hoffman (45)                              Chief investment officer of the Mayo Foundation, 1990-present; trustee of the
Mayo Foundation                                 Ronald McDonald House of Rochester
200 First Street SW
Rochester, Minnesota 55905

----------------------------------------------------------------------------------------------------------------------------------

                                       2

William McLean (46)                             Senior managing director of asset and investment management of the John D. and
MacArthur Foundation                            Catherine T. MacArthur Foundation, 1991-present
140 S. Dearborn Street, Suite 1100
Chicago, Illinois 60603

-----------------------------------------------------------------------------------------------------------------------------------



#David A. Salem is an "interested person" of TIP, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), by virtue of his affiliation with both TIP and Foundation Advisers, Inc., TIP's investment adviser.

The following table provides information concerning each of the current Directors and executive officers of TIP:


NAME, AGE, ADDRESS                              POSITIONS WITH TIP, PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
                                                AND OTHER DIRECTORSHIPS/TRUSTEESHIPS
----------------------------------------------------------------------------------------------------------------------------------

David A. Salem (45)#                            See Nominee Table
----------------------------------------------------------------------------------------------------------------------------------

Sheryl L. Johns (45)                            See Nominee Table
----------------------------------------------------------------------------------------------------------------------------------
Fred B. Renwick (71)                            See Nominee Table
----------------------------------------------------------------------------------------------------------------------------------
Esther L. Cash (44)                             Vice President of TIP; director and managing director of Foundation Advisers, Inc.
2405 Ivy Road
Charlottesville, Virginia 22903

----------------------------------------------------------------------------------------------------------------------------------

Cynthia Surprise (55)                           Secretary of TIP; director and counsel, mutual fund administration, Investors Bank
200 Clarendon Street                            & Trust Company (1999-present); vice president, State Street Bank and Trust Company
Boston, Massachusetts 02116                     (1994-1999).

-----------------------------------------------------------------------------------------------------------------------------------
William E. Vastardis (45)                       Treasurer of TIP; managing director of fund administration for Investors Capital
33 Maiden Lane, 4th Floor                       Services (1992-present).
New York, New York 10038

-----------------------------------------------------------------------------------------------------------------------------------


#David A. Salem is an "interested person" of TIP, as such term is defined in the 1940 Act, by virtue of his affiliation with both TIP and Foundation Advisers, Inc., TIP's investment adviser.

TIP's Board, which is currently composed of one interested and two non-interested Directors, met four times during the fiscal year ended December 31, 2000. It is expected that the Directors will meet at least four times a year at regularly scheduled meetings. The Board has an Audit Committee that met twice during the fiscal year ended December 31, 2000. Audit Committee members include

Directors Sheryl L. Johns and Fred B. Renwick. The Board does not have nominating or compensation committees. Each Board member attended all of the Board and Audit Committee meetings (if such Director served on the Audit Committee) during the fiscal year ended December 31, 2000. Pursuant to its charter, the Audit Committee reviews reports prepared by TIP's independent auditors, recommends approval of audit services and fees, evaluates the independence of the independent auditors, and recommends whether to retain the independent auditors. The Audit Committee has discussed with PricewaterhouseCoopers, TIP's independent auditors, the matters required to be discussed by the Statement on Auditing Standards No. 61. The Audit Committee has received from PricewaterhouseCoopers the written statements required by Independence Standards Board No. 1 and has discussed with PricewaterhouseCoopers the matter of PricewaterhouseCoopers' independence. The Audit Committee has also considered whether the provision of non-audit services by PricewaterhouseCoopers to TIP, Foundation Advisers, Inc. and The Investment Fund for Foundations is compatible with the maintenance of PricewaterhouseCoopers' continued independence.

COMPENSATION OF DIRECTORS

None of the directors of TIP receive any compensation from TIP for their services as a director. Mr. Salem is compensated by Foundation Advisers, Inc., which serves as the Adviser for TIP and receives advisory fees from the TIP mutual funds.

VOTE REQUIRED

The election of directors, as set forth in Proposal 1, will require a vote of the holders of a majority of the shares of stock present in person or by proxy and entitled to vote at the meeting.

    TIP'S BOARD OF DIRECTORS RECOMMENDS THAT MEMBERS VOTE "FOR" EACH NOMINEE.


                                 PROPOSAL NO. 2
                   CHANGE CLASSIFICATION OF MULTI-ASSET FUND
                    FROM "DIVERSIFIED" TO "NON-DIVERSIFIED"
                            (MULTI-ASSET FUND ONLY)

Members of the Multi-Asset Fund are being asked to approve a proposal that will change the Multi-Asset Fund's classification under the 1940 Act from "diversified" to "non-diversified." This change will provide the Multi-Asset Fund with greater flexibility to respond to future investment opportunities. The Multi-Asset Fund is currently classified as a diversified fund under the 1940 Act. This means that the fund may not purchase securities of an issuer if, with respect to 75% of its total assets (i) more than 5% of the fund's total assets would be invested in securities of that issuer, or (ii) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Multi-Asset Fund can invest more than 5% of its assets in one issuer.

The Board of Directors recommends reclassifying the fund as "non-diversified" under the 1940 Act. A non-diversified fund can invest a greater portion of its assets in a single issuer than a diversified fund. The Board and the Adviser believe that the proposed change will facilitate the Fund's pursuit of its current investment objective and overall strategy.

If the Multi-Asset Fund is re-classified as a non-diversified fund, it could become more risky because it would have the ability to hold larger positions and therefore would hold a smaller number of different securities. However, the Adviser currently intends to hold larger positions only in commingled investment vehicles ("CIVs"). A CIV is a collectively managed fund of pooled assets that invests in securities of other issuers and represents a more diversified investment than an individual security. The Adviser believes that the Multi-Asset Fund's investment in CIVs may offset any increased risk of the Fund's non-diversified status.

If the proposal is approved, the Multi-Asset Fund will still be subject to the diversification rules of the Internal Revenue Code. In order to maintain favorable tax treatment, the Multi-Asset Fund may not purchase a security if, as a result, with respect to 50% of its total assets, more than 5% of the Fund's total assets would be invested in securities of a single issuer or more than 10% of the outstanding voting securities of the issuer would be held by the Fund. These limits apply only as of the end of each quarter of the Fund's fiscal year.

The Board has reviewed the Adviser's proposed change to the Multi-Asset Fund's classification to non-diversified and believes it is in the best interests of the Multi-Asset Fund and its members.

VOTE REQUIRED

Approval of Proposal 2 by the Multi-Asset Fund requires an affirmative vote of the lesser of (i) 67% or more of the Fund's shares present at the Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

              TIP'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
             MEMBERS OF THE MULTI-ASSET FUND VOTE "FOR" PROPOSAL 2.


                               PROPOSALS NO. 3A-I
                 REVISION OR ELIMINATION OF CERTAIN FUNDAMENTAL
                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS


Pursuant to the 1940 Act, each of the Funds has adopted certain fundamental investment objectives, policies and restrictions which are set forth in TIP's prospectus or statement of additional information, and which may be changed only with member approval.

The purpose of these proposals is to remove the requirement of member approval to change those policies and restrictions that are not required under the 1940

Act to be fundamental restrictions and to provide the maximum permitted flexibility in other restrictions that do require member approval. Some of the Funds' fundamental policies and restrictions that are not required to be such under the 1940 Act were adopted in the past to reflect certain regulatory, business, or industry conditions which are no longer in effect. Such fundamental policies and restrictions are unnecessary because the provisions of the 1940 Act and the disclosure requirements of the federal securities laws otherwise provide adequate safeguards for a Fund and its members.

Accordingly, the Board has approved revisions to the Funds' fundamental policies and restrictions in order to simplify and clarify those restrictions that are required to be fundamental, and to eliminate or reclassify as non-fundamental those fundamental policies and restrictions that are not legally required as fundamental policies and restrictions. Non-fundamental policies and restrictions require Board approval to be changed, but not member approval. By reducing to a minimum those policies that can be changed only by member vote, the Board believes that TIP would be able to minimize the costs and delay associated with holding future member meetings to revise fundamental policies that become outdated or inappropriate. The proposed changes in investment restrictions reflect the current industry custom and practice of placing authority over those investment restrictions not required by the 1940 Act with the Board rather than with members. Although the proposed changes in fundamental restrictions will allow the money managers greater investment flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with an investment in any of the Funds. It is also proposed that the fundamental investment objectives of the Multi-Asset Fund, International Equity Fund, Emerging Markets Fund and US Equity Fund be revised as more fully described below.

If the proposed changes are approved by the members of the respective Funds, TIP's prospectus and statement of additional information will be revised to reflect those changes. If the proposed changes are not approved, the current fundamental investment objectives, policies and restrictions will remain in effect.

The text and a summary description of each proposed change to the Funds' fundamental restrictions are set forth below.


PROPOSAL 3A: ISSUING SENIOR SECURITIES (ALL FUNDS)

Under the 1940 Act and the Funds' fundamental restriction stated below, the Funds' are restricted from issuing senior securities, with certain exceptions. A "senior security" is an obligation of a fund with respect to its earnings or assets that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits a fund from issuing senior securities, in order to limit the use of leverage. In general, a fund uses leverage when it enters into securities transactions without being required to make payment until a later time. Current SEC staff interpretations regarding the 1940 Act allow a fund to engage in a number of types of transactions which might otherwise be considered creating "senior securities" or "leverage," so long as the fund meets certain collateral requirements designed to protect shareholders. In order to ensure that the Funds' restrictions with respect to issuing senior securities are consistent with the provisions of the 1940 Act, it is proposed that the restriction on issuing senior securities be revised to state that the Funds may not issue senior securities, except to the extent permitted under the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

CURRENT   No fund may issue senior securities other than as permitted in (2) and
          (3) [short positions and borrowing].

PROPOSED No fund may issue senior securities except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

If the proposed change is adopted, the following activities will not be considered to be issuing senior securities with respect to the Funds: (1) collateral arrangements in connection with any type of option, future contract, forward contract, or swap; (2) collateral arrangements in connection with initial and variation margin; or (3) a pledge, mortgage, or hypothecation of a fund's assets to secure its borrowings.

The Adviser believes that the proposed simplification of the fundamental investment restriction will give TIP the flexibility to respond to future changes in the regulatory or investment environments by changing its operating policies without incurring the costs and delay associated with a member vote. Adoption of the amended fundamental investment restriction is not expected to affect the way in which the Funds are managed, the investment performance of the Funds, or the securities or instruments in which the Funds invest.

The Board has reviewed the Adviser's proposed simplification of the fundamental investment restriction and believes it is in the best interests of TIP and its members.


PROPOSAL 3B: BORROWING MONEY (ALL FUNDS)

Under the Funds' fundamental restriction stated below, the Funds are restricted from borrowing money, except from a bank for temporary or emergency purposes. The proposed restriction would permit each Fund to engage in borrowing in a manner and to the full extent permitted under the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

The 1940 Act generally permits the Funds to borrow money under the following circumstances: (1) a Fund may borrow an amount equal to or less than 33 1/3% of its total assets (including the amount borrowed) from banks; (2) a Fund may borrow an amount equal to or less than 5% of its total assets for temporary purposes from any person.

As a matter of operating policy, each Fund currently intends to borrow money only as a temporary measure for extraordinary or emergency purposes (not for leveraging). Each Fund may also engage in reverse repurchase agreements, dollar roll transactions, and collateralized securities loans that are covered with cash or liquid high-grade securities or other acceptable assets.

CURRENT No fund may borrow money, except from a bank for temporary or emergency purposes, provided that bank borrowing not exceed one-third (33 1/3% of the fund's total assets at the time of borrowing). No fund may borrow for leveraging purposes. Reverse repurchase agreements, dollar roll transactions, and collateralized securities loans that are covered with cash or liquid high-grade securities or other acceptable assets are not considered borrowings subject to this restriction.

PROPOSED No fund may engage in borrowing except as permitted by the 1940 Act and the rules and regulations promulgated under the 1940 Act.

The Adviser believes that the proposed simplification of the fundamental investment restriction will give TIP the flexibility to respond to future changes in the regulatory or investment environments by changing its operating policies without incurring the costs and delay associated with a member vote. Adoption of the amended fundamental investment restriction is not expected to affect the way in which the Funds are managed, the investment performance of the Funds, or the securities or instruments in which the Funds invest.

The Board has reviewed the Adviser's proposed simplification of the fundamental investment restriction and believes it is in the best interests of TIP and its members.


PROPOSAL 3C:  UNDERWRITING SECURITIES (ALL FUNDS)

Each Fund is currently prohibited from underwriting securities of other issuers. It is proposed that the fundamental restriction be clarified to allow the Funds to underwrite securities to the extent that the fund may be deemed to be an underwriter under certain federal securities laws.

CURRENT   No fund may underwrite securities of other issuers.

PROPOSED No fund may underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the fund may be deemed to be an underwriter under certain federal securities laws.

The Adviser believes that the proposed clarification of the fundamental investment restriction will give TIP the flexibility to respond to future changes in the federal securities laws or regulatory interpretations thereof without incurring the costs and delay associated with a member vote. Adoption of the amended fundamental investment restriction is not expected to affect the way in which the Funds are managed, the investment performance of the Funds, or the securities or instruments in which the Funds invest.

The Board has reviewed the Adviser's proposed clarification of the fundamental investment restriction and believes it is in the best interests of TIP and its members.


PROPOSAL 3D: CONCENTRATION (ALL FUNDS)

Under the Funds' fundamental restriction stated below, the Funds are prohibited from investing more than 25% of the value of the fund's total assets in the securities of companies engaged primarily in any one industry, other than the US government, its agencies and instrumentalities. The Board proposes to amend this restriction to allow the Short-Term Fund to invest more than 25% of its total assets in the finance industry, which for purposes of the restriction will include asset-backed securities.

CURRENT No fund may invest more than 25% of the value of the fund's total assets in the securities of companies engaged primarily in any one industry (other than the US government, its agencies, and instrumentalities). For purposes of this restriction, wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents. This restriction shall not apply, however, to the Short-Term Fund, which may invest more than 25% of its total assets in domestic bank obligations or to the Domestic Stock Index Fund to the extent that its benchmark does not meet this standard.

PROPOSED No fund may purchase the securities of an issuer (other than securities issued or guaranteed by the United States government, its agencies, or its instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. For purposes of this restriction, wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents. This restriction shall not apply to the Short-Term Fund, which may invest more than 25% of its total assets in the banking industry or in the finance industry (which for purposes of this restriction will be deemed to include all asset-backed securities). This restriction shall not apply to the Domestic Stock Index Fund to the extent that its benchmark does not meet this standard.

The primary purpose of the proposal is to clarify the language describing the fundamental investment restriction. The Adviser believes that the proposed clarification of the fundamental investment restriction will enhance TIP's ability to pursue its investment methods and facilitate compliance monitoring without incurring the costs and delay associated with a member vote. Adoption of the amended fundamental investment restriction is not expected to affect the way in which the Funds are managed, the investment performance of the Funds, or the securities or instruments in which the Funds invest.

The Board has reviewed the Adviser's proposed clarification of the fundamental investment restriction and believes it is in the best interest of TIP and its members.


PROPOSAL 3E: INVESTING IN REAL ESTATE (ALL FUNDS)

CURRENT No fund may purchase or sell real estate (other than marketable securities representing interests in, or backed by, real estate and securities of companies that deal in real estate or mortgages) or real estate limited partnerships.

PROPOSED No fund may purchase or sell real estate except that each fund may (i) hold and sell real estate acquired as a result of the fund's ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal, or otherwise engage in transactions in real estate or interests in real estate.

The primary purposes of the proposal are to clarify the language describing the exceptions to the fundamental investment restriction and to allow investment in real estate limited partnerships. The Adviser believes that the proposed changes to the fundamental investment restriction will enhance TIP's ability to pursue its investment methods. Adoption of the amended fundamental investment restriction is not expected to affect the way in which the Funds are managed, the investment performance of the Funds, or the securities or instruments in which the Funds invest.

The Board has reviewed the Adviser's proposed clarification of the fundamental investment restriction and believes it is in the best interests of TIP and its members.


PROPOSAL 3F: INVESTING IN COMMODITIES (ALL FUNDS)

CURRENT No fund may purchase or sell physical commodities or contracts relating to physical commodities.

PROPOSED No fund may purchase or sell physical commodities except that each fund may (i) hold and sell physical commodities acquired as a result of the fund's ownership of securities or other instruments, (ii) purchase or sell securities or other instruments backed by physical commodities. The Fund may also purchase or sell options and futures contracts.

The primary purpose of the proposal is to clarify the exceptions to the fundamental investment restriction. The Adviser believes that the proposed clarification of the fundamental investment restriction will enhance TIP's ability to pursue its investment methods. Adoption of the amended fundamental investment restriction is not expected to affect the way in which the Funds are managed, the investment performance of the Funds or the securities or instruments in which the Funds invest.

The Board has reviewed the Adviser's proposed clarification of the fundamental investment restriction and believes it is in the best interests of TIP and its members.


PROPOSAL 3G: LOANS (ALL FUNDS)

CURRENT No fund may make loans, except: (a) through the purchase of all or a portion of an issue of debt securities in accordance with its investment objective, policies, and limitations; (b) by engaging in repurchase agreements with respect to portfolio securities; or (c) by lending securities to other persons, provided that no securities loan may be made if, as a result, more than one-third (33 1/3%) of the value of the fund's total assets would be loaned to other persons.

PROPOSED No fund may make loans except that each fund may (a) engage in repurchase agreements, (b) lend portfolio securities, (c) purchase debt securities, (d) purchase commercial paper, and (e) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

The primary purpose of the proposal is to expand the stated exceptions to the fundamental investment restriction to include lending arrangements permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act. The Adviser believes that the proposed amendment of the fundamental investment restriction will give TIP the flexibility to respond to future changes in the regulatory or investment environments without incurring the costs and delay associated with a member vote. Adoption of the amended fundamental investment restriction is not expected to affect the way in which the Funds are managed, the investment performance of the Funds, or the securities or instruments in which the Funds invest.

The Board has reviewed the Adviser's proposed amendment of the fundamental investment restriction and believes it is in the best interests of TIP and its members.


PROPOSAL 3H: OIL, GAS, OR MINERAL LEASES (ALL FUNDS)

CURRENT No fund will invest directly in interests in oil, gas, or other mineral exploration or development programs or mineral leases.

The primary purpose of the proposal is to eliminate a fundamental investment restriction that is no longer required under state securities laws or the positions of the staff of the SEC in interpreting the 1940 Act. Elimination of the investment restriction would provide TIP with the flexibility to change its investment methods in the future without incurring the costs and delay associated with a member vote. Elimination of the fundamental investment restriction is not expected to affect the way in which the Funds are managed, the investment performance of the Funds, or the securities or instruments in which the Funds invest.

The Board has reviewed the proposed elimination of the fundamental investment restriction and believes it to be in the best interest of TIP and its members.


PROPOSAL 3I: CHANGING INVESTMENT OBJECTIVES OF MULTI-ASSET FUND, INTERNATIONAL EQUITY FUND, EMERGING MARKETS FUND AND US EQUITY FUND (MULTI-ASSET FUND, INTERNATIONAL EQUITY FUND, EMERGING MARKETS FUND AND US EQUITY FUND ONLY)

At the Meeting, members of the Multi-Asset Fund, International Equity Fund, Emerging Markets Fund and US Equity Fund will be asked to change the investment objectives of the Multi-Asset Fund, International Equity Fund, Emerging Markets Fund and US Equity Fund, respectively, as described below.

MULTI-ASSET FUND

CURRENT The Fund's investment objective is to attain a growing stream of current income and appreciation of principal that at least offsets inflation as measured by the US Consumer Price Index.

PROPOSED The Fund's investment objective is to attain a growing stream of current income and appreciation of principal that at least offset inflation.

INTERNATIONAL EQUITY FUND

CURRENT The Fund's investment objective is to attain a growing stream of current income and appreciation of principal that at least offset inflation as measured by the US Consumer Price Index.

PROPOSED The Fund's investment objective is to attain appreciation of principal that at least offsets inflation.

EMERGING MARKETS FUND

CURRENT The Fund's investment objective is to attain a growing stream of current income and appreciation of principal that at least offset inflation as measured by the US Consumer Price Index.

PROPOSED The Fund's investment objective is to attain appreciation of principal that at least offsets inflation.

US EQUITY FUND

CURRENT The Fund's investment objective is to attain a growing stream of current income and appreciation of principal that at least offset inflation as measured by the US Consumer Price Index.

PROPOSED The Fund's investment objective is to attain a growing stream of current income and appreciation of principal that at least offset inflation.


As shown above, the reference to the US Consumer Price Index ("CPI") as a measurement of inflation will be eliminated from the investment objective of each Fund. The Adviser expects to continue to measure inflation by reference to the CPI, but such reference to the CPI will no longer be a part of each Fund's fundamental investment objective. In addition, the Adviser has proposed to eliminate current income from the investment objectives of the International Equity Fund and the Emerging Markets Fund. The Adviser is proposing this change because it has become increasingly difficult for the International Equity Fund and Emerging Markets Fund to identify international equity and emerging markets securities that consistently produce current income.

None of the changes described above are expected to change the manner in which the money managers manage the Funds.


VOTE REQUIRED

Approval of Proposals 3A-3I by a Fund requires an affirmative vote of the lesser of (i) 67% or more of each Fund's shares present at the Meeting if more than 50% of the outstanding shares of each Fund are present or represented by proxy, or
(ii) more than 50% of the outstanding shares of each Fund.

              TIP'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
                  MEMBERS VOTE "FOR" PROPOSALS 3A THROUGH 3I.


                    OTHER MATTERS TO COME BEFORE THE MEETING

Management of TIP does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

                             INFORMATION ABOUT TIP


INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as TIP's independent accountants.

AUDIT  FEES.   During  the  fiscal  year  ended  December  31,  2000,  TIP  paid
PricewaterhouseCoopers   $[230,000]  for  professional   services   rendered  in
connection with the audit of TIP's annual financial statements.

FINANCIAL  INFORMATION  SYSTEMS DESIGN AND IMPLEMENTATION  FEES. TIP did not pay
any  financial   information   systems   design  and   implementation   fees  to
PricewaterhouseCoopers during the fiscal year ended December 31, 2000.

ALL OTHER FEES. For other services rendered by PricewaterhouseCoopers to TIP, Foundation Advisers, Inc. and The Investment Fund for Foundations, PricewaterhouseCoopers received $[ ] during the fiscal year ended December 31, 2000.

It is not expected that a representative of PricewaterhouseCoopers will attend the meeting.

INVESTMENT ADVISER

Foundation Advisers, Inc., 2405 Ivy Road, Charlottesville, Virginia 22903, is the investment adviser to the TIFF mutual fund family.

MONEY MANAGERS

       Foundation Advisers, Inc. chooses money managers who are responsible for the day-to-day investment decisions for the Funds. The Multi-Asset, International Equity, Emerging Markets, US Equity and Bond Funds operate on a "multi-manager" basis. This means that each Fund is managed by more than one independent money manager.

ADMINISTRATOR

Investors Capital Services, Inc., 33 Maiden Lane, 4th Floor, New York, New York 10038, serves as TIP's administrator.

CUSTODIAN AND TRANSFER AGENT

Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, serves as the custodian of TIP's assets and the transfer agent for the Funds.

DISTRIBUTOR

First Funds Distributors, Inc., 4455 E. Camelback Road, Phoenix, Arizona 85018, is TIP's distributor.


VOTING RIGHTS

Only members of record on July 23, 2001 (the "record date") are entitled to be present and to vote at the Meeting or any adjourned meeting. Appendix 1 sets forth the number of shares of each Fund outstanding as of the record date.

The presence in person or by proxy of a Fund's members entitled to cast one-third in number of votes is necessary to constitute a quorum for the transaction of business. If there are insufficient votes to approve a Proposal, the persons named as proxies may propose one or more adjournments of the Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

Each member shall have one vote for each dollar, and a proportionate fraction of a vote for each fraction of a dollar, of the net asset value per share of each share held on the record date.


EXPENSES

TIP will pay the expenses in connection with this Notice and Proxy Statement and the Meeting, including the printing, mailing, solicitation, and vote tabulation expenses, legal fees, and out-of-pocket expenses.


ADDITIONAL PROXY SOLICITATION INFORMATION

In addition to solicitation by mail, certain officers and representatives of TIP and officers and employees of Foundation Advisors, Inc. may solicit proxies by telephone, facsimile, e-mail, or personally.

If a member wishes to participate in the Meeting but does not wish to give a proxy electronically, the member may still submit the proxy card(s) originally sent with the Proxy Statement or attend in person. Any proxy given by a member is revocable until voted at the Meeting.

MEMBER PROPOSALS

TIP is not required to hold annual member meetings and currently does not intend to hold such meetings unless member action is required in accordance with the 1940 Act. A member proposal to be considered for inclusion in the proxy statement at any subsequent meeting of members must be submitted a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is submitted in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.


PLEASE COMPLETE THE ENCLOSED PROXY FORM AND RETURN IT PROMPTLY VIA FAX OR MAIL. You may also vote online at www.tiff.org. You may revoke your proxy at any time prior to the Meeting by written notice to TIP or by submitting a proxy form bearing a later date.


                                By Order of the Board of Directors,
                                Cynthia Surprise
                                Secretary

July 30, 2001

                                                                APPENDIX 1


                   TOTAL SHARES OUTSTANDING AS OF RECORD DATE


TIFF Multi-Asset Fund                                   99,999,999.999 shares

TIFF International Equity Fund                          99,999,999.999 shares

TIFF Emerging Markets Fund                              99,999,999.999 shares

TIFF US Equity Fund                                     99,999,999.999 shares

TIFF Bond Fund                                          99,999,999.999 shares

TIFF Short-Term Fund                                    99,999,999.999 shares

                                                                APPENDIX 2


                 BENEFICIAL OWNERS OF MORE THAN 5% OF ANY FUND


As of July 23, 2001, the following owned of record or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of:

NAME AND ADDRESS OF BENEFICIAL OWNER    BENEFICIAL OWNERSHIP            PERCENT

TIFF MULTI-ASSET FUND

Foundation ABC                          9,999,999.99 shares             9.9%
Street Address
City State ZIP

TIFF INTERNATIONAL EQUITY FUND



TIFF EMERGING MARKETS FUND



TIFF US EQUITY FUND



TIFF BOND FUND



TIFF SHORT-TERM FUND


TIP has no knowledge of any other owners of record of 5% or more of the outstanding shares of a Fund.

                                                                APPENDIX 3

                       DIRECTOR AND OFFICER SHAREHOLDINGS


The directors and officers of TIP as a group owned less than 1% of the outstanding shares of any Fund as of July 23, 2001.

                         TIFF INVESTMENT PROGRAM, INC.

              THIS PROXY FORM IS SOLICITED ON BEHALF OF THE BOARD
                 OF DIRECTORS OF TIFF INVESTMENT PROGRAM, INC.

The undersigned hereby appoints Esther Cash, Bernadette O'Neil and Cynthia Surprise, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of TIFF Multi-Asset Fund, TIFF International Equity Fund, TIFF Emerging Markets Fund, TIFF US Equity Fund, TIFF Bond Fund, and TIFF Short-Term Fund (the "Funds") in connection with the special meeting of the members of the Funds to be held at 10 a.m., Eastern time, on August 23, 2001, at the offices of Foundation Advisers, Inc., 2405 Ivy Road, Charlottesville, Virginia and at any adjournment thereof. When properly executed and returned, this proxy form will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy form will be voted for approval of the proposals.

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THESE MATTERS. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL. PLEASE INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

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IF YOU WISH TO VOTE ONLINE VIA TIFF'S  WEBSITE,  PLEASE GO TO  WWW.TIFF.ORG  AND
FOLLOW THE PROMPTS. YOU WILL NEED TO ENTER THE CONTROL NUMBER SHOWN BELOW.
-------------------------------------------------------------------------------
                                   1.  Election of Directors (All Funds)
[] FOR  [] AGAINST   [] ABSTAIN        Harry Hoffman
[] FOR  [] AGAINST   [] ABSTAIN        Sheryl L. Johns
[] FOR  [] AGAINST   [] ABSTAIN        William McLean
[] FOR  [] AGAINST   [] ABSTAIN        Fred Renwick
[] FOR  [] AGAINST   [] ABSTAIN        David Salem

[] FOR  [] AGAINST   [] ABSTAIN    2.  Changing Multi-Asset Fund's
                                       classification from "diversified" to
                                       "non-diversified" (Multi-Asset Fund Only)

[] FOR  [] AGAINST   [] ABSTAIN    3A. Revising investment restriction with
                                       respect to issuing senior securities
                                       (All Funds)
[] FOR  [] AGAINST   [] ABSTAIN    3B. Revising investment restriction with
                                       respect to borrowing money (All Funds)
[] FOR  [] AGAINST   [] ABSTAIN    3C. Revising investment restriction with
                                       respect to underwriting securities
                                       (All Funds)
[] FOR  [] AGAINST   [] ABSTAIN    3D. Revising investment restriction with
                                       respect to industry concentration
                                       (All Funds)
[] FOR  [] AGAINST   [] ABSTAIN    3E. Revising investment restriction with
                                       respect to investing in real estate
                                       (All Funds)
[] FOR  [] AGAINST   [] ABSTAIN    3F. Revising investment restriction with
                                       respect to investing in commodities
                                       (All Funds)
[] FOR  [] AGAINST   [] ABSTAIN    3G. Revising investment restriction with
                                       respect to loans (All Funds)
[] FOR  [] AGAINST   [] ABSTAIN    3H. Eliminating investment restrictions with
                                       respect to oil, gas or mineral leases
                                       (All Funds)
[] FOR  [] AGAINST   [] ABSTAIN    3I. Changing investment objective of
                                       Multi-Asset Fund (Multi-Asset Fund Only)
[] FOR  [] AGAINST   [] ABSTAIN    3I. Changing investment objective of
                                       International Equity Fund (International
                                       Equity Fund Only)
[] FOR  [] AGAINST   [] ABSTAIN    3I. Changing investment objective of
                                       Emerging Markets Fund (Emerging Markets
                                       Fund Only)
[] FOR  [] AGAINST   [] ABSTAIN    3I. Changing investment objective of US
                                       Equity Fund (US Equity Fund Only)

In their discretion, the proxies are authorized to vote upon such other business, including any adjournment of the meeting, as may properly come before the meeting.

Member                                          Control Number  999999999
        ------------------------------------

NUMBER OF SHARES OWNED                          Signature of Authorized Person
Multi-Asset Fund              99,999,999.999
International Equity Fund     99,999,999.999    ------------------------------
Emerging Markets Fund         99,999,999.999    Authorized Person

US Equity Fund                99,999,999.999
Bond Fund                     99,999,999.999    ------------------------------
Short-Term Fund               99,999,999.999    Date

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Please  return  this  form  to TIP  via  fax at  804-817-8231  or by mail in the envelope provided. To avoid additional costs associated with this proxy solicitation, please return the form as soon as possible.
-------------------------------------------------------------------------------